UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 26, 2013

W. R. GRACE & CO.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13953	65-0773649
(Commission File Number)	(IRS Employer Identification No.)

7500 Grace Drive
Columbia, Maryland	21044
(Address of Principal Executive Offices)	(Zip Code)

(410) 531-4000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

W. R. GRACE & CO.

FORM 8-K
CURRENT REPORT

Item 5.02.	Compensatory Arrangements of Certain Officers.

On February 26, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of W. R. Grace & Co. (“Grace”) approved the Grace Annual Incentive Compensation Plan (the “AICP”) applicable to all executive officers.

The amount of an individual’s payment under the AICP is discretionary and is based upon: the individual’s AICP target amount; the size of the AICP incentive pool; and the individual’s performance during the one-year performance period. The size of the AICP incentive pool is determined based on two Grace performance measures as follows:

•
75% of the aggregate AICP incentive pool (the “Adjusted EBIT Pool”) funding is based on the amount of Grace Adjusted EBIT for the one-year performance period calculated as described in Item 7 “MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS—Analysis of Operations” in the Grace 2012 Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 27, 2013.

•
25% of the aggregate AICP incentive pool (the “Working Capital Pool”) funding is based on the change in Grace’s average Working Capital Days for the three months ending December 31, 2013 from the average Working Capital Days for the three months ending December 31, 2012, calculated as described in Item 11 “EXECUTIVE COMPENSATION—Compensation Discussion and Analysis—Compensation Elements—Annual Incentive Compensation” in the Grace 2012 Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 27, 2013.

The Compensation Committee has discretion to adjust the performance objectives or establish or increase the size of the AICP incentive pool even if performance objectives are not achieved.

The amount of the AICP incentive pool will be the sum of the amounts funded in the Adjusted EBIT Pool and the Working Capital Pool (each, a “Partial Pool”). The funding of each Partial Pool is determined independently by reference to the Adjusted EBIT and Working Capital performance targets set forth in the Grace Annual Operating Plan for the one-year performance period (each a “Relevant Target”) as follows:

Percentage of 75% (Adjusted EBIT) or 25% (Working Capital) of Aggregate Target Award Amounts Funded in Partial Pool* (%)	Actual Grace Performance as a Percentage of Relevant Target (%)
-0-	less than 80
25	80
100	100
200	120 or above
* Actual amounts funded to Partial Pools are separately prorated on a straight line basis for performance that falls between 80% and 100% of the Relevant Target or between 100% and 120% of the Relevant Target.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

W. R. GRACE & CO.
(Registrant)

	By	/s/ MICHAEL W. CONRON
Michael W. Conron
Assistant Secretary

Dated: March 4, 2013